UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 17, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   01-13612             02-0398678
 ----------------------------       -----------         ----------------
 (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 17, 2006, the Bankruptcy Court for the District of New Jersey entered an order authorizing and ratifying the entry by Congoleum Corporation ("Congoleum") into a purchase agreement (the "Purchase Agreement") with Armstrong World Industries, Inc. for the supply of certain coated felt sheet flooring products. The Purchase Agreement will enable Congoleum to temporarily replace part of the production capacity of one of the sheet flooring production lines at Congoleum's Marcus Hook, Pennsylvania plant that sustained extensive damage to certain of its components as a result of a fire in the production line. Work on replacing the damaged line has already commenced, and repairs are expected to be completed during the last quarter of 2006.

Pursuant to the Purchase Agreement, which is effective as of September 1, 2006, Congoleum will purchase specified quantities of coated felt sheet flooring products that meet Congoleum's specifications and requirements at fixed prices through December 31, 2006. The Purchase Agreement may be extended by mutual consent and subject to certain notice provisions.

Congoleum believes that the Purchase Agreement provides for an adequate supply of product to replace the capacity of the damaged line that Congoleum was not able to replace through available overtime capacity on the other production line at the Marcus Hook Plant. By the Purchase Agreement, Congoleum will be able to service its customers without any serious or long term disruption to its business, goodwill or revenue stream. Furthermore, Congoleum expects that its property and business interruption insurance coverage will minimize the costs resulting from the incident, including the cost of replacing the production capacity.

This Current Report on Form 8-K contains certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These statements can be identified by the use of the words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project" and other words of similar meaning. In particular, these include statements relating to intentions, beliefs or current expectations concerning, among other things, future performance, results of operations, the outcome of contingencies such as bankruptcy and other legal proceedings, and financial conditions. These statements do not relate strictly to historical or current facts. These forward-looking statements are based on Congoleum's expectations, as of the date of this Current Report on Form 8-K, of future events, and Congoleum undertakes no obligation to update any of these forward-looking statements. Although Congoleum believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Any or all of these statements may turn out to be incorrect. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements made in this Current Report on Form 8-K speak only as of the date of such statement. It is not possible to predict or identify all factors that could

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potentially cause actual results to differ materially from expected and historical results. Factors that could cause actual results to differ from expectations include: (i) the future cost and timing of estimated asbestos liabilities and payments, (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for Congoleum for asbestos-related claims, (iii) the costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum, (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge, (v) satisfaction of the conditions and obligations under Congoleum's outstanding debt instruments, (vi) the response from time to time of Congoleum's and its controlling shareholder's, American Biltrite Inc.'s, lenders, customers, suppliers and other constituencies to the ongoing process arising from Congoleum's strategy to settle its asbestos liability, (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms, (viii) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of any reorganization plan pursued by Congoleum and the court overruling any objections to the plan that may be filed, (ix) compliance with the United States Bankruptcy Code, including Section 524(g), (x) costs of, developments in, and the outcome of insurance coverage litigation pending in New Jersey state court involving Congoleum and certain insurers, (xi) the extent to which Congoleum is able to obtain reimbursement for costs of the coverage litigation, (xii) the possible adoption of another party's plan of reorganization which may prove to be unfeasible, (xiii) the possible elimination of the interests of all existing shareholders through the implementation of the "cram down" provisions of the Bankruptcy Code if the holders of Congoleum's Senior Notes do not vote as a class to accept Congoleum's plan of reorganization in the requisite number and amount required by the Bankruptcy Code, (xiv) developments in, and the outcome of, proposed federal legislation that, if adopted, would establish a national trust to provide compensation to victims of asbestos-related injuries that would be funded by assessments against companies with asbestos-related liabilities such as Congoleum, (xv) increases in raw material prices or disruption in supply, (xvi) increased competitive activity from companies in the flooring industry, some of which have greater resources and broader distribution channels than Congoleum, (xvii) increases in the costs of environmental compliance and remediation or the exhaustion of insurance coverage for such expenses, (xviii) unfavorable developments in the national economy or in the housing industry in general, including developments arising from the war in Iraq, (xix) shipment delays, depletion of inventory and increased production costs resulting from unforeseen disruptions of operations at any of Congoleum's facilities or distributors, (xx) product warranty costs, (xxi) changes in distributors of Congoleum's products, (xxii) Congoleum's interests may not be the same as its controlling shareholder American Biltrite, Inc., (xxiii) possible future sales by American Biltrite, Inc. could adversely affect the market for Congoleum's stock, (xxiv) the potential impact if Congoleum is unable to maintain its listing on the American Stock Exchange, and (xxv) Congoleum's ability to replace the production capacity damaged by a production line fire in August 2006. In any event, if Congoleum is not successful in obtaining sufficient creditor and court approval of its plan of reorganization, such failure would have a material adverse effect upon its business, results of operations and financial condition. Actual results could differ significantly as a result of these and other factors discussed in Congoleum's annual report on Form 10-K for the year ended December 31, 2005 and subsequent filings made by Congoleum with the Securities and Exchange Commission.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 19, 2006              Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        --------------------------------------
                                        Name:  Howard N. Feist III
                                        Title: Chief Financial Officer